Exhibit 20.5

CAPITAL ONE MASTER TRUST (COMT)

Performance Summary - February 2008

Capital One Master Trust (COMT)

Series		COMT 1998-1
Size		$591	MM
Expected Maturity (Class A)		04/15/2008

Gross Monthly Payment Rate		17.82%
Delinquency Rate:	30 - 59 Days	1.22%
	60 - 89 Days	0.98%
	90 + Days	2.47%

Excess Spread Analysis

Series	COMT 1998-1
Portfolio Yield	21.16%
Weighted Average Coupon	6.67%
Servicing Fee Percentage	1.50%
Net Loss Rate	4.73%

Excess Spread Percentage
Feb-08	8.26%
Jan-08	7.14%
Dec-07	9.95%
3-Month Average Excess Spread	8.45%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank as the Servicer through

February 29th 2008, of the Capital One Master Trust.

CAPITAL ONE MASTER TRUST (COMT)

Performance Summary - February 2008

Capital One Master Trust (COMT)

Series		COMT 2001-6
Size		$1,300	MM
Expected Maturity (Class A)		8/15/2008

Gross Monthly Payment Rate		17.82%
Delinquency Rate:	30 - 59 Days	1.22%
	60 - 89 Days	0.98%
	90 + Days	2.47%

Excess Spread Analysis

Series	COMT 2001-6
Portfolio Yield	21.16%
Weighted Average Coupon	3.56%
Servicing Fee Percentage	2.00%
Net Loss Rate	4.73%

Excess Spread Percentage
Feb-08	10.87%
Jan-08	8.81%
Dec-07	10.76%
3-Month Average Excess Spread	10.15%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank as the Servicer through

February 29th 2008, of Capital One Master Trust.

CAPITAL ONE MASTER TRUST (COMT)

Performance Summary - February 2008

Capital One Master Trust (COMT)

Series		COMT 2002-1
Size		$1,000	MM
Expected Maturity (Class A)		1/15/2009

Gross Monthly Payment Rate		17.82%
Delinquency Rate:	30 - 59 Days	1.22%
	60 - 89 Days	0.98%
	90 + Days	2.47%

Excess Spread Analysis

Series	COMT 2002-1
Portfolio Yield	21.16%
Weighted Average Coupon	3.40%
Servicing Fee Percentage	2.00%
Net Loss Rate	4.73%

Excess Spread Percentage
Feb-08	11.03%
Jan-08	8.87%
Dec-07	10.78%
3-Month Average Excess Spread	10.23%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank as the Servicer through

February 29th 2008, of Capital One Master Trust.